Exhibit 99.1

W TECHNOLOGIES, INC.

Signs Letter of Intent to Acquire 100% of Curisin Corp

Through a Merger with a Subsidiary of

W Technologies, Inc.

Beverly Hills, CA, April 15, 2021

W Technologies, Inc., (“W Tech or the Company”), (OTC:WTCG) announced today that it signed a non-binding letter of intent to acquire Curisin Corp. through a reverse merger with a wholly-owned subsidiary of the Company. Curisin recently acquired the assets of an accredited digital healthcare platform in India that will form the foundation for building possibly one of the largest block chain healthcare platforms in the world. A new platform will be launched under Curisin.com from May 2021 with the immediate ability to service over 750,000 active patients with a major focus on digitizing millions of medical records every year.

The Company intends to host all of its medical data on a proprietary block chain. This will enable patients to take control of their own medical records for a new quantum leap in security, portability and seamless sharing capabilities with doctors and insurers.

If all the conditions contained in the letter of intent are met on a timely basis or are otherwise performed or waived, it is anticipated that the closing will occur in early June 2021. Once closed, the Company can acquire additional operations not in direct competition with Curisin’s continuing operations.

Michael Lundgren, President of the Company, stated that the acquisition of Curisin offers the Company a super opportunity to enter into the exciting new business of block chain healthcare platforms that has a Hugh potential for growth and thereby creating greater shareholder value.

About W Technologies, Inc.

At this time, the Company’s purpose is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation. The Company will not restrict its search to any specific business, industry or geographical location and the Company may participate in a business venture of virtually any kind or nature. This discussion of the proposed business is purposefully general and is not meant to be restrictive of the Company’s virtually unlimited discretion to search for and enter into potential business opportunities.

The Company is continuing the review of several opportunities, especially in the fields of medical CBD and/or block chain healthcare platforms, with the intent to roll up into the Company any situation which results, after extensive review and due diligence, into a signed deal which can be consummated as a roll-up. The Company expects to have more information about the progress of the Curisin acquisition and specific situations within the next 30 days.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. securities laws. Words such as “may,” “would,” “could,” “should,” “potential,” “will,” “seek,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “expect” and similar expressions as they relate to the Company, are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company’s current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions. While forward-looking statements are based on data, assumption and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company’s expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the “risk factors” that could cause actual results to differ materially from the Company’s forward-looking statements, if any, in this press release include, without limitation; general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company’s Form 10 Registration Statement as filed with the U.S. Securities and Exchange Commission and available at www.sec.gov. Should any factor affect the Company in an unexpected manner or should assumptions underlying any such forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward look information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

CONTACT INFORMATION

W Technologies, Inc.

Mikael Lundgren, CEO

Tel: 424 522 9977